EARNINGS PER COMMON SHARE	12 Months Ended
Jan. 02, 2016
EARNINGS PER COMMON SHARE
EARNINGS PER COMMON SHARE

NOTE 16:  EARNINGS PER COMMON SHARE

The following table sets forth the computation of basic and diluted earnings (loss) per common share.

	Fiscal Years Ended
In thousands, except per share data	January 2, 2016	January 3, 2015	December 28, 2013
Income (loss) from continuing operations	$21,708	$76,726	$(32,165)
(Loss) income from discontinued operations, net of income taxes	(4,621)	82,434	105,160

Net income	$17,087	$159,160	$72,995

Basic weighted average shares outstanding	127,634	126,264	121,057
Stock options and nonvested shares(a)(b)	588	755	—
Convertible Notes(c)	—	—	—

Diluted weighted average shares outstanding	128,222	127,019	121,057

Earnings (loss) per share:
Basic
Income (loss) from continuing operations	$0.17	$0.61	$(0.27)
(Loss) income from discontinued operations	(0.04)	0.65	0.87

Net income	$0.13	$1.26	$0.60

Diluted
Income (loss) from continuing operations	$0.17	$0.60	$(0.27)
(Loss) income from discontinued operations	(0.04)	0.65	0.87

Net income	$0.13	$1.25	$0.60

(a)

Because the Company incurred a loss from continuing operations for the year ended December 28, 2013, outstanding stock options and nonvested shares are antidilutive. Accordingly, for the year ended December 28, 2013, approximately 5.2 million outstanding stock options and approximately 0.5 million outstanding nonvested shares were excluded from the computation of diluted loss per share.

(b)	Excludes approximately 0.5 million nonvested shares for the year ended December 28, 2013, for which the performance criteria were not achieved.
(c)

Because the Company incurred a loss from continuing operations for the year ended December 28, 2013, approximately 1.5 million potentially dilutive shares issuable upon conversion of the Convertible Notes were considered antidilutive for such period and were excluded from the computation of diluted loss per share.